united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22710

Total Income+ Real Estate Fund

(Exact name of registrant as specified in charter)

712 Fifth Avenue, 9th floor, New York NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: 1- 888-459-1059

Date of fiscal year end: 9/30

Date of reporting period: 3/31/17

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2017

Investor Information: 1-888-459-1059

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Total Income+ Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

SEMI ANNUAL REPORT: (4Q 2016-1Q 2017)
Letter from the TI+ Portfolio Managers

To Our Valued Shareholders:

We are pleased to report that the Total Income+ Real Estate Fund (“TI+” or the “Fund”) continues to grow. TI + invests in both private institutional real estate funds previously only available for investment by the largest pension funds and institutional investors as well as public real estate securities. The Fund is now invested in a diversified portfolio of 19 private institutional funds, up from 18 in our last annual report (as of 9/30/16), with an aggregate underlying Gross Asset Value of approximately $142 billion of real estate holdings, up from approximately $134 billion as of 9/30/16.

We continue to be pleased with the Fund’s risk-adjusted performance. Since inception through 3/31/2017, TI+ has experienced approximately 85% lower volatility than leading stock and public REIT indices and approximately 45% lower volatility than the leading bond index (Barclays U.S. Aggregate Bond Index). This allows TI+ to have a higher risk-adjusted return (as measured by the Sharpe Ratio). In fact, since inception, the TI+ Sharpe Ratio was more than four times that of the S&P 500 and more than six times that of the MSCI US REIT Index as reported by Morningstar. This indicates that for each unit of volatility, a TI+ investor received four to six times the return.

By investing in low leverage, lower volatility, institutional real estate investments, in keeping with our investment thesis, TI+ has been able to produce stable cash flows that are not highly correlated to daily stock market fluctuations.

We are pleased to share these highlights with you:

+	NEW INVESTMENTS: New institutional private equity real estate investments include the Invesco U.S. Income Fund, as well as recent additional investments in eight existing private equity holdings including Morgan Stanley Prime Property Fund, Blackstone Property Partners, and Clarion Lion Properties Fund, some of the oldest and most respected institutional real estate managers.

+	DISTRIBUTIONS[1]: TI+ has paid 17 consecutive quarterly distributions. The latest distribution (for A shares) of $0.3839 per share is equivalent to a 5.25% annualized distribution rate on the 3/30/2017 ex-dividend date NAV of $29.25 per share. This distribution also represents an effective 6.3% distribution rate on the (A share) inception $25.00 NAV per share.

+	ASSETS UNDER MANAGEMENT: As of May 23, 2017, The Fund’s assets under management (AUM) was approximately $670 million. We believe this to be a continued validation by investors that TI+ is meeting its mandate to deliver current income and total return with low volatility and correlation.

[1]	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. The distribution policy is thus subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. The Fund’s distribution amounts were calculated based on income received from underlying investments including capital gains and return of capital realized from the disposition of such investments.

This is an actively managed, dynamic portfolio. There is no guarantee that any investment (or this investment) will achieve its objectives or goals, pay dividends and/or capital gains, generate positive returns, or avoid losses. Prior performance is not a guarantee of future results.

CORPORATE HEADQUARTERS | 712 FIFTH AVENUE | 9TH FLOOR | NEW YORK, NY 10019 | 877.826.BLUE (2583) | WWW.BLUEROCKRE.COM

SEMI ANNUAL REPORT (4Q 2016 - 1Q 2017) | TOTAL INCOME+ REAL ESTATE FUND

PERFORMANCE

From inception (10/22/2012) through 3/31/2017, TI+ (A Shares) experienced a total return of 42.12%, or 8.24% annualized. The Fund was able to accomplish this primarily through investments in unique, institutional private equity real estate (iPERE) vehicles. These investments with best-in-class real estate, supplemented by select public real estate securities, have generated attractive returns through income and capital appreciation.

A Shares - Fund Performance thru 3.31.2017

	One Year	Two Year	Three Year	Since Inception[2]
TI+ Fund- Class A	5.98%	6.18%	6.85%	8.24%
TI+ Fund- Class A1 with Max Sales Charge	(0.11)%	3.08%	4.76%	6.80%

[1]	The maximum sales charge for the Fund is 5.75%. Investors may be eligible for a reduction in sales charges.

[2]	Inception date of the Fund is October 22, 2012.

The Fund also offers C and I Shares, with an inception date of April 1, 2014. A summary of the C Share (TIPPX) and I Share (TIPWX) performance is presented below.

C Shares - Fund Performance thru 3.31.2017

	One Year	Two Year	Three Year	Since Inception[3]
TI+ Fund- Class C	5.21%	5.41%	N/A	6.08%
TI+ Fund Class C with Load†	4.21%	5.41%	N/A	6.08%

I Shares - Fund Performance thru 3.31.2017

	One Year	Two Year	Three Year	Since Inception[3]
TI+ Fund- Class I	6.23%	6.45%	N/A	7.19%

[3]	Inception date of the Fund’s C and I Shares is April 1, 2014.

†	Adjusted for contingent deferred sales charge of 1.00%.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.25%, 3.01% and 2.02% for class A, C and I shares, respectively (per the January 31, 2017 prospectus).

The performance data quoted herein represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 1, 2018, to ensure that the net annual fund operating expenses will not exceed 1.89%, 2.64% and 1.64% for TIPRX, TIPPX and TIPWX, respectively, subject to possible recoupment from the Fund.

Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Total returns are calculated using SEC form N-1A instructions and reflect all fees and charges.

Past performance is no guarantee of future results

SEMI ANNUAL REPORT (4Q 2016 - 1Q 2017) | TOTAL INCOME+ REAL ESTATE FUND

HIGHER RISK-ADJUSTED RETURNS

TI+ Fund has delivered higher risk-adjusted returns than stocks, bonds, or public REITs since its inception, evidenced by its Sharpe Ratio (a risk adjusted performance measure that determines unit of return per unit of risk) of four times the nearest competitive asset class.

Higher Risk-Adjusted Return Measured by Sharpe Ratio

(Since inception through 3/31/2017)

LOWER CORRELATION

TI+ Fund has exhibited lower correlation compared to other asset classes since its inception.

TI+ Fund Correlation vs. Other Asset Classes
(Since inception through 3/31/2017)

LOWER VOLATILITY

TI+ Fund has experienced lower daily volatility (as measured by standard deviation) than competing asset classes since its inception, with over 85% less volatility than stocks and public REITs.

Lower Volatility Measured by Standard Deviation
(Since inception through 3/31/2017)

LOW MAXIMUM DRAWDOWN

Maximum drawdown is the maximum decline a security experiences prior to reaching its previous peak.

Maximum Drawdown vs. Other Asset Classes
(Since inception through 3/31/2017)

Page Sources: Morningstar Direct
TI+ Fund: A-Shares, no load | Stocks: S&P 500 Total Return | REITs: MSCI U.S. REIT Index | Bonds: Barclays U.S. Aggregate Bond Index

Please see page 7 for a description of the risks and comparisons of the investment indexes selected.

Past performance is no guarantee of future results

SEMI ANNUAL REPORT (4Q 2016 - 1Q 2017) | TOTAL INCOME+ REAL ESTATE FUND

» Fund Sub-Advisor

Mercer Investment Management, Inc., a sub-advisor to the Fund, has a 40+ year investment history as a leading advisor to the world’s most sophisticated institutional investors, including endowments, pension funds, sovereign wealth funds and family offices. Mercer has more than 3,700 clients worldwide and over $10 trillion in assets under advisement.

Mercer’s analysis incorporates a comprehensive, disciplined process beginning with the evaluation of over 5,800 investment managers and 29,000 individual investments across all sectors from which it selects a strategic combination of ‘best in class’ institutional real estate managers and investments for TI+.

LOOKING AHEAD

The U.S. economy is in its eighth year of expansion with a 4.4% unemployment rate, the lowest rate since May 2007. While GDP growth has been modest compared to most recoveries, inflation has also been tempered, keeping long-term interest rates relatively low. The short-term, rapid rise in rates post-election due to inflation expectations has subsided somewhat and been replaced by skepticism about faster growth. Thus, 10 year Treasury yields have stabilized in the 2.4% range. Investor enthusiasm for once high-flying public REITs has been tempered by capital market concerns and many sectors now trade at substantial discounts to Net Asset Value. By comparison, the private, institutional real estate market has been relatively stable and any effect from interest rate movements has been offset by income growth.

Institutional private real estate has performed very well since 2010 and property sector fundamentals remain healthy. The market cycle is showing signs of maturation as the NCREIF Property Index (NPI), a leading index for institutional private real estate performance, generated a trailing one-year (ending 3/31/2017) total gross return of 7.27%, down modestly from previous years. In the trailing 12-months, approximately 65% of the index’s total return was generated from the income component, a healthy sign that returns are being derived from underlying property net operating income and not simply cap rate compression. Typical of a stronger maturing economy, the industrial sector led the way in the past year outperforming the other major property sectors. The boom in e-commerce and non-store retail sales have been a key driver of strong industrial market performance, a trend that is expected to continue into the foreseeable future.

Our outlook for the second half of the fiscal year is positive. Strong real estate fundamentals such as occupancies above long term averages, solid rent growth across all major property sectors, disciplined lending markets, and limited new supply, outweigh financial market uncertainties. Demographic trends such as household growth, particularly among the Millennial cohort, also provides systemic market tailwinds. Above average cap rate spreads of approximately 250 basis points and foreign capital inflows into U.S. real estate continue to provide a measure of cushion in the real estate capital markets. We believe a low leverage, diversified portfolio of institutional private real estate focusing on income returns will perform consistent with long term averages in the coming year while minimizing the high volatility associated with the public real estate markets. For these reasons, we are optimistic that TI+ will continue to perform well in the second half of this fiscal year.

We thank you for the trust and confidence represented by your investment in the Total Income+ Real Estate Fund.

Sincerely,

Jordan Ruddy | Adam Lotterman Portfolio Co-Managers Total Income+ Real Estate Fund

FUND HOLDINGS	SEMI ANNUAL REPORT (4Q 2016 - 1Q 2017) | TOTAL INCOME+ REAL ESTATE FUND

As of 4/6/17, the Gross Asset Value of the underlying real estate in the institutional private equity real estate funds in which TI+ is invested is nearly $142 billion, comprising over 2,200 properties across the United States.*

*	Portfolio holdings are subject to change at any time and should not be considered investment advice. Data as of Q4 2016 based on allocations by the Fund on 4/6/2017. Diversification does not ensure profit. The organizations referenced above are not invested in Bluerock or the Total Income+ Real Estate Fund, and they may not be invested in the funds in which the Total Income+ Real Estate Fund invests.

SEMI ANNUAL REPORT (4Q 2016 - 1Q 2017) | TOTAL INCOME+ REAL ESTATE FUND

HIGHLIGHTED ASSETS

The properties pictured below are currently owned by the underlying third-party institutional private equity real estate funds described herein.

Active Portfolio; subject to change.

SEMI ANNUAL REPORT (4Q 2016 - 1Q 2017) | TOTAL INCOME+ REAL ESTATE FUND

DEFINITIONS

Barclays U.S. Aggregate Bond Index: The Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Risks include rising interest rates, credit quality of the issuers and general economic conditions.

Standard Deviation: The measure of the daily percentage change in an investment. Standard deviation shows how much variation from the average exists with a larger number indicating the data points are more spread out over a larger range of values.

Correlation: The degree to which two securities move in relation to each other. Correlation is measured as a correlation coefficient, with a value falling between -1 and 1.0 = No Correlation | 1 = Perfectly Positively Correlated | -1 = Perfectly Negatively Correlated

MSCI U.S. REIT Index: A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. (www.msci.com).

Sharpe Ratio: Measurement of the risk-adjusted performance. The annualized Sharpe Ratio is calculated by subtracting the annualized risk-free rate - (3-month Treasury Bill) - from the annualized rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns.

S&P 500: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/ return characteristics of the large cap universe. (Investopedia).

You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

Total Income+ Real Estate Fund
Portfolio Review (Unaudited)
Since Inception through March 31, 2017*

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for the six months ended March 31, 2017, compared to its benchmarks:

	Six			Three	Since Inception	Since Inception Class C
	Months	One Year	Two Years	Years	Class A *	and Class I **
Total Income+ Real Estate Fund:
Class A
Without Load	2.78%	5.98%	6.18%	6.85%	8.24%	—
With Load ^	(3.12)%	(0.11)%	3.08%	4.76%	6.80%	—
Class C
Without Load	2.42%	5.21%	5.41%	N/A	—	6.08%
With Load ^^	1.43%	4.21%	5.41%	N/A	—	6.08%
Class I	2.89%	6.23%	6.45%	N/A	—	7.19%
S&P 500 Total Return Index	10.12%	17.17%	9.21%	10.37%	14.33%	10.12%
Barclays U.S. Aggregate Bond Index	(2.18)%	0.44%	1.20%	2.68%	1.83%	2.72%

*	Class A commenced operations October 22, 2012.

**	Class C and Class I commenced operations April 1, 2014.

^	Adjusted for initial maximum sales charge of 5.75%.

^^	Adjusted for contingent deferred sales charge of 1.00%.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. Returns greater than one year are annualized. The Adviser and the Fund have entered into an expense limitation agreement and a side letter agreement under which the Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 1, 2018, to ensure that the net annual fund operating expenses and acquired fund fees and expenses (excluding taxes, interest, brokerage and extraordinary expenses) will not exceed 1.89%, 2.64% and 1.64%, respectively for Class A, Class C and Class I shares. The Fund has agreed to repay the Advisor in the amount of any fees the Advisor

Total Income+ Real Estate Fund
Portfolio Review (Unaudited) (Continued)
Since Inception through March 31, 2017*

previously waived and or Fund expenses reimbursed, pursuant to the expense limitation agreement, subject to the limitations therein that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; (2) the reimbursement may not be made if it would cause the Expense Limitation then in effect or in effect at time of waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees.

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 2.25%, 3.01%, and 2.02% for Class A, Class C and Class I, respectively, per the January 31, 2017 Class A, Class C, and Class I share prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-888-459-1059.

Portfolio Composition as of March 31, 2017 (Unaudited)
Percent of Net
Assets
Private Equity Real Estate Securities	98.80%
Public Equity Real Estate Securities	1.39%
Short-Term Investments	0.01%
Total Investments	100.20%
Liabilities Less other Assets	-0.20%
Total Net Assets	100.00%

See the Portfolio of Investments in this semi-annual report for a more detailed account of the Fund’s holdings.

Total Income+ Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2017

Shares	Security	Value
	PRIVATE EQUITY REAL ESTATE SECURITIES ^ - 98.80%
	APARTMENTS - 4.51%
342	Sentinel Real Estate Fund	$28,734,371

	DIVERSIFIED - 85.89%
29,210	AEW Core Property Trust	28,429,937
194	Blackrock US Core Property	18,183,651
82,806	Blackstone Property Partners *	99,570,802
65,882	Clarion Lion Properties Fund	91,007,623
11,968	Heitman American Real Estate Fund	14,006,538
174	Invesco Core Real Estate Fund	29,807,922
14,301,153	J.P. Morgan US Real Estate Growth & Income LP	21,017,184
15,680	MEPT Edgemoor LP	29,848,004
4,896	Morgan Stanley Prime Property Fund LLC	85,769,869
1,911,009	Principal Enhanced Property Fund LP	22,987,260
19,310	PGIM PRISA 1	27,976,467
207,826	RREEF America REIT II, Inc.	24,096,023
20,123	Stockbridge Smart Markets Fund	29,438,221
1	Stockbridge Value Fund II	8,322,368
765	UBS Trumbull Property G&I Fund	17,018,719
		547,480,588
	INDUSTRIAL - 8.40%
16,239	Clarion Lion Industrial Trust	25,192,505
22,907	Prologis Targeted US Logistics	28,362,738
		53,555,243

	TOTAL PRIVATE EQUITY REAL ESTATE SECURITIES (Cost - $583,151,332)	629,770,202

	PUBLIC EQUITY REAL ESTATE SECURITIES - 1.39%
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS - 0.17%
	DIVERSIFIED - 0.17%
68,376	CNL Lifestyle Properties #	143,590
61,761	Dividend Capital Diversified Property Fund	464,445
140,161	Highlands REIT #	50,458
140,161	InvenTrust Properties Trust #	428,891
		1,087,384
	OFFICE - 0.00%
27,152	Hines Real Estate Investment Trust #	8,146

	TOTAL PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (Cost - $1,371,068)	1,095,530

	PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS - 1.22%
	APARTMENTS - 0.08%
3,345	Apartment Investment & Management Co.	148,351
1,689	Camden Property Trust	135,897
990	Mid-America Apartment Communities, Inc.	100,722
13,206	Monogram Residential Trust, Inc.	131,664
		516,634

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
March 31, 2017

Shares	Security	Value
	DATA CENTERS - 0.15%
3,206	CoreSite Realty Corp.	$288,701
2,990	CyrusOne, Inc.	153,895
2,209	Digital Realty Trust, Inc.	235,016
3,679	DuPont Fabros Technology, Inc.	182,442
2,421	QTS Realty Trust, Inc.	118,024
		978,078
	DIVERSIFIED - 0.16%
1,962	EPR Properties	144,462
671	Equinix, Inc.	268,648
12,743	Lexington Realty Trust	127,175
2,128	PS Business Parks, Inc.	244,209
4,304	Select Income REIT	111,000
3,349	Washington Real Estate Investment Trust	104,757
		1,000,251
	HEALTHCARE - 0.09%
3,597	Healthcare Trust of America, Inc.	113,161
1,979	National Health Investors, Inc.	143,735
5,972	Physicians Realty Trust	118,664
3,380	Universal Health Realty Income Trust	218,010
		593,570
	HOTELS - 0.09%
1,928	Ryman Hospitality Properties, Inc.	119,208
9,802	Summit Hotel Properties, Inc.	156,636
17,520	Xenia Hotels & Resorts, Inc.	299,066
		574,910
	INDUSTRIAL - 0.25%
4,165	DCT Industrial Trust, Inc.	200,420
7,310	Duke Realty Corp.	192,034
1,890	EastGroup Properties, Inc.	138,972
5,304	First Industrial Realty Trust, Inc.	141,245
2,635	Liberty Property Trust	101,579
22,437	Monmouth Real Estate Investment Corp.	320,176
2,158	Prologis, Inc.	111,957
9,627	Rexford Industrial Realty, Inc.	216,800
6,829	Terreno Realty Corp.	191,212
		1,614,395
	MANUFACTURED HOMES - 0.05%
2,254	Equity LifeStyle Properties, Inc.	173,693
2,063	Sun Communities, Inc.	165,721
		339,414
	OFFICE - 0.15%
1,514	Alexandria Real Estate Equities, Inc.	167,327
2,650	Columbia Property Trust, Inc.	58,962
6,049	Corporate Office Properties Trust	200,222
3,395	Douglas Emmett, Inc.	130,368
8,976	Franklin Street Properties Corp	108,969
2,592	Highwoods Properties, Inc.	127,345
3,365	Hudson Pacific Properties, Inc.	116,564
1,968	TIER REIT, Inc.	34,165
		943,922
	SHOPPING CENTERS - 0.06%
6,334	Retail Opportunity Investments Corp.	133,204
2,216	Saul Centers, Inc.	136,550
4,553	Urstadt Biddle Properties, Inc.	93,610
		363,364
	SINGLE TENANT - 0.09%
4,638	Agree Realty Corp.	222,439
12,904	Getty Realty Corp.	326,084
		548,523

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
March 31, 2017

Shares	Security	Value
	STUDENT HOUSING - 0.05%
2,855	American Campus Communities, Inc.	$135,869
3,482	Education Realty Trust, Inc.	142,240
		278,109

	TOTAL PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS (Cost - $7,725,652)	7,751,170

	TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost - $9,096,720)	8,846,700

	SHORT-TERM INVESTMENTS - 0.01%
86,428	BlackRock Liquidity Funds FedFund Portfolio, 0.60% +	86,428
	TOTAL SHORT-TERM INVESTMENTS (Cost - $86,428)

	TOTAL INVESTMENTS - 100.20% (Cost - $592,334,480) (a)	$638,703,330
	LIABILITIES LESS OTHER ASSETS - (0.20)%	(1,305,815)
	NET ASSETS - 100.00%	$637,397,515

*	Holding is comprised of two entities with the same issuer.

#	Valuation was based on the Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $631,085 or 0.10% of net assets.

+	Money market fund; interest rate reflects the seven-day effective yield on March 31, 2017.

^	All or a portion of this security is segregated as collateral for the Line of Credit as of March 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $588,173,397 and differs from the value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$51,044,021
Unrealized depreciation:	(514,088)
Net unrealized appreciation:	$50,529,933

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2017

Assets:
Investments in Securities at Value (identified cost $592,334,480)	$638,703,330
Cash	10,723,141
Dividends and Interest Receivable	4,215,489
Receivable for Fund Shares Sold	1,702,920
Prepaid Expenses and Other Assets	39,435
Total Assets	655,384,315

Liabilities:
Line of Credit Payable	17,000,000
Interest Payable - Line of Credit	27,616
Payable to Investment Advisor	689,947
Shareholder Servicing Fees Payable	229,210
Payable to Related Parties	5,447
Other Accrued Expenses	34,580
Total Liabilities	17,986,800

Net Assets	$637,397,515

Class A:
Net Assets (no par value; unlimited number of shares authorized; 8,615,837 shares of beneficial interest outstanding)	$251,573,385
Net Asset Value and Redemption Price Per Share ($251,573,385/8,615,837 shares of beneficial interest outstanding)	$29.20
Maximum Offering Price Per Share ($29.20/0.9425)	$30.98

Class C:
Net Assets (no par value; unlimited number of shares authorized; 7,011,037 shares of beneficial interest outstanding)	$200,197,349
Net Asset Value, Offering and Redemption Price Per Share * ($200,197,349/7,011,037 shares of beneficial interest outstanding)	$28.55

Class I:
Net Assets (no par value; unlimited number of shares authorized; 6,293,185 shares of beneficial interest outstanding)	$185,626,781
Net Asset Value, Offering and Redemption Price Per Share ($185,626,781/6,293,185 shares of beneficial interest outstanding)	$29.50

Composition of Net Assets:
At March 31, 2017, Net Assets Consisted of:
Paid-in-Capital	$598,724,804
Accumulated Undistributed Net Investment Loss	(8,783,934)
Accumulated Net Realized Gain on Investments	1,087,795
Net Unrealized Appreciation on Investments	46,368,850
Net Assets	$637,397,515

Commitments and Contingencies (See Note 8)

*	Class C charges a 1.00% fee on shares redeemed less than 365 days after the purchase.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months ended March 31 ,2017

Investment Income:
Dividend Income	$9,801,822
Interest Income	12,412
Total Investment Income	9,814,234

Expenses:
Investment Advisory Fees	4,154,221
Shareholder Servicing Fees
Class A	287,496
Class C	217,343
Distribution Fees
Class C	652,029
Interest Expense	501,273
Administration Fees	167,305
Transfer Agent Fees	141,278
Printing Expense	92,741
Custody Fees	81,905
Registration & Filing Fees	56,576
Legal Fees	54,232
Non 12b-1 Shareholder Servicing Fees	38,800
Fund Accounting Fees	16,476
Trustees’ Fees	16,075
Professional Fees	14,982
Insurance Expense	12,512
Audit Fees	11,328
Miscellaneous Expenses	997
Total Expenses	6,517,569
Less: Fees Waived by Advisor	(330,713)
Net Expenses	6,186,856

Net Investment Income	3,627,378

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,113,427
Net Change in Unrealized Appreciation on Investments	11,563,673
Net Realized and Unrealized Gain on Investments	12,677,100

Net Increase in Net Assets Resulting From Operations	$16,304,478

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2017	September 30, 2016
Operations:	(Unaudited)
Net Investment Income	$3,627,378	$1,899,238
Net Realized Gain (Loss) on Investments	1,113,427	(688,489)
Distributions of Capital Gains From Underlying Investment Companies	—	1,353,129
Net Change in Unrealized Appreciation on Investments	11,563,673	20,431,438
Net Increase in Net Assets Resulting From Operations	16,304,478	22,995,316

Distributions to Shareholders From:
Net Realized Capital Gain
Class A	—	(822,963)
Class C	—	(330,241)
Class I	—	(219,114)
Return of Capital
Class A	(6,268,127)	(8,770,796)
Class C	(4,880,268)	(5,168,710)
Class I	(4,424,888)	(3,596,707)
Total Distributions to Shareholders	(15,573,283)	(18,908,531)

From Shares of Beneficial Interest:
Class A Shares:
Proceeds from Shares Issued (1,733,969 and 3,421,945 shares, respectively)	50,834,837	112,139,126
Distributions Reinvested (137,988 and 205,646 shares, respectively)	3,992,330	5,933,035
Cost of Shares Redeemed (1,044,149 and 351,623 shares, respectively)	(30,275,558)	(23,123,152)
Total From Beneficial Interest Transactions: Class A	24,551,609	94,949,009

Class C Shares:
Proceeds from Shares Issued (1,907,834 and 4,070,055 shares, respectively)	54,454,812	117,608,881
Distributions Reinvested (101,058 and 115,459 shares, respectively)	2,863,412	3,279,175
Cost of Shares Redeemed (376,082 and 143,656 shares, respectively)	(10,720,858)	(5,526,767)
Total From Beneficial Interest Transactions: Class C	46,597,366	115,361,289

Class I Shares:
Proceeds from Shares Issued (2,653,374 and 2,923,747 shares, respectively)	78,120,294	85,314,866
Distributions Reinvested (2,863,412 and 85,361 shares, respectively)	2,276,189	2,482,023
Cost of Shares Redeemed (10,720,858 and 111,906 shares, respectively)	(6,295,788)	(3,259,036)
Total From Beneficial Interest Transactions: Class I	74,100,695	84,537,853

Net Increase in Net Assets From Shares of Beneficial Interest	145,249,670	294,848,151

Total Increase in Net Assets	145,980,865	298,934,936

Net Assets:
Beginning of Period	491,416,650	192,481,714
End of Period	$637,397,515	$491,416,650

Undistributed Net Investment Income (Loss)	$(8,783,934)	$3,161,971

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
FINANCIAL HIGHLIGHTS
Class A

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months		For the Year	For the Year	For the Year	For the Period*
	Ended		Ended	Ended	Ended	Ended
	March 31, 2017		September 30, 2016	September 30, 2015	September 30, 2014	September 30, 2013
	(Unaudited)

Net Asset Value, Beginning of Period	$29.13		$28.68	$27.98	$27.47	$25.00
Increase From Operations:
Net investment income (a)	0.22		0.23	0.39	0.26	0.67
Net gain from investments (both realized and unrealized)	0.62		1.75	1.81	1.70	2.40
Total from operations	0.84		1.98	2.20	1.96	3.07

Less Distributions:
From net investment income	—		—	(0.09)	(0.01)	(0.40)
From net realized gain on investments	—		(0.16)	(0.29)	(0.11)	—
From return of capital	(0.77)		(1.37)	(1.12)	(1.35)	(0.20)
Total Distributions	(0.77)		(1.53)	(1.50)	(1.47)	(0.60)
Paid in interest from redemption fees (a)	—		—	—	0.02	0.00	(i)
Net Asset Value, End of Period	$29.20		$29.13	$28.68	$27.98	$27.47
Total Return (b)(h)	2.92	% (e)	7.08%	8.06%	7.38%	12.36	% (e)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$251,573		$226,712	$129,287	$89,319	$38,122
Ratio to average net assets (f):
Expenses, Gross (c)	2.18	% (d)	2.19%	2.25%	2.54%	4.96	% (d)
Expenses, Net of Reimbursement	2.06	% (d)	1.82%	1.79%	1.76%	0.01	% (d)
Ratio to average net assets (excluding interest expense) (f):
Expenses, Gross (c)	2.01	% (d)	2.19%	2.24%	2.52%	4.96	% (d)
Expenses, Net of Reimbursement	1.89	% (d)	1.82%	1.78%	1.74%	0.01	% (d)
Net investment income, Net of Reimbursement (f)(g)	1.48	% (d)	0.79%	1.36%	0.94%	2.66	% (d)
Portfolio turnover rate	10	% (e)	18%	35%	12%	35	% (e)

*	Class A commenced operations October 22, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	Less then $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
FINANCIAL HIGHLIGHTS
Class C

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months		For the Year	For the Year	For the Period
	Ended		Ended	Ended	Ended
	March 31, 2017		September 30, 2016	September 30, 2015	September 30, 2014*
	(Unaudited)

Net Asset Value, Beginning of Period	$28.61		$28.38	$27.89	$27.75
Increase From Operations:
Net investment income (loss) (a)	0.10		(0.01)	0.16	(0.19)
Net gain from investments (both realized and unrealized)	0.59		1.75	1.82	1.07
Total from operations	0.69		1.74	1.98	0.88

Less Distributions:
From net investment income	—		—	(0.09)	—
From net realized gains on investments	—		(0.16)	(0.29)	—
From return of capital	(0.75)		(1.35)	(1.11)	(0.74)
Total Distributions	(0.75)		(1.51)	(1.49)	(0.74)
Net Asset Value, End of Period	$28.55		$28.61	$28.38	$27.89
Total Return (b)(h)	2.46	% (e)	6.28%	7.28%	3.20	% (e)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$200,197		$153,859	$37,920	$6,505
Ratio to average net assets (f):
Expenses, Gross (c)	2.93	% (d)	2.95%	3.04%	3.36	% (d)
Expenses, Net of Reimbursement	2.81	% (d)	2.56%	2.55%	2.61	% (d)
Ratio to average net assets (excluding interest expense)(f):
Expenses, Gross (c)	2.75	% (d)	2.95%	3.02%	3.34	% (d)
Expenses, Net of Reimbursement	2.63	% (d)	2.56%	2.54%	2.59	% (d)
Net investment Income (loss), Net of Reimbursement (f)(g)	0.72	% (d)	(0.04)%	0.55%	(1.36	)% (d)
Portfolio turnover rate	10	% (e)	18%	35%	12	% (e)

*	Class C commenced operations April 1, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
FINANCIAL HIGHLIGHTS
Class I

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months		For the Year	For the Year	For the Period
	Ended		Ended	Ended	Ended
	March 31, 2017		September 30, 2016	September 30, 2015	September 30, 2014*
	(Unaudited)

Net Asset Value, Beginning of Period	$29.38		$28.85	$28.03	$27.75
Increase From Operations:
Net investment income (loss) (a)	0.25		0.28	0.45	(0.04)
Net gain from investments (both realized and unrealized)	0.65		1.79	1.88	1.06
Total from operations	0.90		2.07	2.33	1.02

Less Distributions:
From net investment income	—		—	(0.10)	—
From net realized gains on investments	—		(0.16)	(0.29)	—
From return of capital	(0.78)		(1.38)	(1.12)	(0.74)
Total Distributions	(0.78)		(1.54)	(1.51)	(0.74)
Net Asset Value, End of Period	$29.50		$29.38	$28.85	$28.03
Total Return (b)(h)	3.10	% (e)	7.36%	8.51%	3.71	% (e)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$185,627		$110,845	$25,274	$3,495
Ratio to average net assets (f):
Expenses, Gross (c)	1.93	% (d)	1.96%	2.03%	2.40	% (d)
Expenses, Net of Reimbursement	1.81	% (d)	1.56%	1.54%	1.61	% (d)
Ratio to average net assets (excluding interest expense)(f):
Expenses, Gross (c)	1.75	% (d)	1.96%	2.02%	2.38	% (d)
Expenses, Net of Reimbursement	1.63	% (d)	1.56%	1.53%	1.59	% (d)
Net investment income (loss) , Net of Reimbursement (f)(g)	1.71	% (d)	0.96%	1.59%	(0.24	)% (d)
Portfolio turnover rate	10	% (e)	18%	35%	12	% (e)

*	Class I commenced operations April 1, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2017

1.	ORGANIZATION

Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”) The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets plus the amount of any borrowings for investment purposes, in “real estate industry securities,” primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, and Class I shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor (defined below), those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Equity Real Estate Securities – The Fund invests a significant portion of its assets in Private Equity Real Estate Securities (“Private ERES”). The Private ERES measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (‘ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private ERES at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private ERES by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private ERES market. As of March 31, 2017, all of the Fund’s investments in Private ERES were valued at the respective NAVs of the Private ERES.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the six months ended March 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets*	Total Value	Level 1	Level 2	Level 3
Public Equity Real Estate Securities	$1,095,530	$464,445	$—	$631,085
Public Real Estate Investment Trusts	7,751,170	7,751,170	—	—
Short-Term Investments	86,428	86,428	—	—
Sub-Total	$8,933,128	$8,302,043	$—	$631,085
Private Equity Real Estate Securities (1)	629,770,202
Total	$638,703,330

*	Refer to the Portfolio of Investments for industry classifications.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the period.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

(1) Management has elected to adopt ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — a consensus of the Emerging Issues Task Force issued, on May 1, 2015. The guidance in this standard is effective for interim and annual periods beginning after December 15, 2015, however early adoption is permitted. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Public Equity Real
Estate Securities
Beginning Balance	$844,386
Total realized gain (loss)	—
Appreciation (Depreciation) (a)	(213,301)
Cost of Purchases	—
Proceeds from Sales	—
Return of Capital	—
Net transfers in/out of level 3	—
Ending Balance	$631,085

(a)	Refer to the Statement of Operations under Net Realized Gain (Loss) on Investments section.

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2017, are as follows:

	Fair Value at	Valuation
	3/31/2017	Technique	Unobservable Input	Range	Weighted Average

Public Non-Traded Real
Estate Investment Trusts	$631,085	Transaction Data	Discount for Lack of Liquidity (a)	5.00%	5.00%

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the investments.

Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2014-2016) or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended March 31, 2017, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

For the six months ended March 31, 2017, the Fund declared distributions to shareholders in the amount of $15,573,283, which resulted in $6,441,352 elected to be paid in cash and $9,131,931 that was reinvested through the Fund’s dividend reinvestment policy. During this same period, the Fund had total investment income of $9,814,234, net realized gains on investments totaling $1,113,427, net change in unrealized appreciation on investments of $11,563,673 and paid net expenses of $6,186,856.

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s total return is expected to be comprised of income plus realized gains and unrealized gains, less Fund-level expenses. Therefore, a portion of the Fund’s total return has been comprised of unrealized gains.

The Fund’s distributions for any period may be higher or lower than the Fund’s net return and therefore should not be used as a measure of performance or confused with yield or income generated by the Fund’s underlying investments. Further, the actual distribution amounts and sources of those amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Distributions in excess of the Fund’s total return will cause the Fund’s NAV to decline. During the six month period ended March 31, 2017, the Fund’s Class A Shares had a starting NAV of $29.13, paid a distribution of $0.77 and had an ending NAV of $29.20. During the six month period ended March 31, 2017, the Fund’s Class C Shares had a starting NAV of $28.61, paid a distribution of $0.75 and had an ending NAV of $28.55. During the six month period ended March 31, 2017, the Fund’s Class I Shares had a starting NAV of $29.38, paid a distribution of $0.78 and had an ending NAV of $29.50.

The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution.

The Fund’s historical NAV is available on the Fund’s website at www.bluerockfunds.com/performance.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by Bluerock Fund Advisor, LLC (the “Advisor”). Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended March 31, 2017, the Advisor earned advisory fees of $4,154,221.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund operating expenses (exclusive of any taxes, interest, acquired fund fees and expenses, brokerage and extraordinary expenses, but inclusive of organizational costs and offering costs) at least until February 1, 2018, so that the total annual operating expenses of the Fund do not exceed 1.89%, 2.64% and 1.64%, of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.

The Fund had the following expense limitations in place pursuant to Board approval since inception:

Class A
Effective Date	Expense Limitation
10/22/2012
(Commencement of operations)
until 1/31/2015	1.84%
2/1/2015	1.75%
2/1/2016	1.91%*
2/1/2017	1.89%

*	Expense limitations includes acquired fund fees and expenses

Class C
Effective Date	Expense Limitation
4/1/2014
(Commencement of operations)
until 1/31/2015	2.59%
2/1/2015	2.50%
2/1/2016	2.66%*
2/1/2017	2.64%

*	Expense limitations includes acquired fund fees and expenses

Class I
Effective Date	Expense Limitation
4/1/2014
(Commencement of operations)
until 1/31/2015	1.59%
2/1/2015	1.50%
2/1/2016	1.66%*
2/1/2017	1.64%

*	Expense limitations includes acquired fund fees and expenses

Fee waivers and expense payments may be recouped by the Advisor from the Fund, upon approval by the Fund’s Board, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at the time of the waiver, within three fiscal years of when the amounts were waived or reimbursed. During the six months ended March 31, 2017, the Advisor waived and reimbursed fees of $330,713. Including amounts waived during the six months ended March 31, 2017, cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,989,077 and will expire on September 30 of the years indicated below:

2017	2018	2019
$509,750	$661,059	$997,305

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and each of Mercer Investment Management, Inc. and RREEF America, LLC (the “Sub-Advisors”). Under the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisors based on the Fund’s assets allocated to the respective Sub-Advisor. Under the terms of the Sub-Advisory Agreement with Mercer, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.20% for up to $250 million in assets under advisement, 0.17% for $250 million to $500 million in assets under advisement, 0.12% for $500 million to $1 billion in assets under advisement, and 0.07% for $1 billion or more in assets under advisement. Under the terms of the Sub-Advisory Agreement with RREEF, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.60% for up to $50 million in

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

assets allocated to RREEF, 0.55% for $50 million to $100 million in assets allocated to RREEF, 0.50% for greater than $100 million in assets allocated to RREEF.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A and Class C shares for such services. For the six months ended March 31, 2017, the Fund incurred shareholder servicing fees of $287,496 and $217,343 for Class A and Class C shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares. For the six months ended March 31, 2017, the Fund incurred distribution fees of $652,029 for Class C shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended March 31, 2017, the Distributor received $2,328,917 in underwriting commissions for sales of Class A shares, of which $252,508 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2017 amounted to $258,960,693 and $56,687,913 respectively.

5.	REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline. The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

During the six months ended March 31, 2017, the Fund completed two quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer
Commencement Date	September 29, 2016	December 29, 2016
Repurchase Request Deadline	November 7, 2016	February 7, 2017
Repurchase Pricing Date	November 7, 2016	February 7, 2017
Net Asset Value as of Repurchase Offer Date:
Class A	$29.03	$29.13
Class C	$28.49	$28.53
Class I	$29.29	$29.40
Amount Repurchased
Class A	$7,246,724	$5,543,645
Class C	$4,650,292	$5,510,371
Class I	$3,090,757	$3,515,070

The amounts listed above do not match the amounts listed in the Statement of Changes in Nets Assets due to transfer redemptions between Fund’s share classes.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2016	September 30, 2015
Ordinary Income	$—	$387,043
Long-Term Capital Gain	1,372,318	1,161,049
Return of Capital	17,536,213	6,431,787
	$18,908,531	$7,979,879

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(4,057,206)	$—	$—	$41,998,722	$37,941,516

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to adjustments for partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $4,057,206.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

Permanent book and tax differences, primarily attributable to tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(513,118)	$(862,852)	$1,375,970

7.	REDEMPTION FEES

Class C shares may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 365 days. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is paid directly to the Fund. For the year ended March 31, 2017, Class C did not assess any fees.

8.	COMMITMENTS AND CONTINGENCIES

As of March 31, 2017, the Fund had unfunded capital commitments for the below listed Private Equity Real Estate Securities:

		Unfunded	Redemption	Redemption
Security Description	Value	Commitments	Frequency	Notice Days
AEW Core Property Trust	$28,429,937	$3,008,216	Quarterly	45
Blackrock US Core Property	18,183,651	—	Quarterly	60
Blackstone Property Partners	99,570,802	25,000,000	Quarterly	90
Clarion Lion Industrial Trust	25,192,505	24,000,000	Quarterly	90
Clarion Lion Properties Fund	91,007,623	12,800,000	Quarterly	90
Heitman American Real Estate Fund	14,006,538	16,800,000	Quarterly	90
Invesco Core Real Estate Fund	29,807,922	—	Quarterly	45
J.P. Morgan US Real Estate Growth & Income LP	21,017,184	8,000,000	Quarterly	30
MEPT Edgemoor LP	29,848,004	—	Quarterly	*
Morgan Stanley Prime Property Fund LLC	85,769,869	65,000,000	Quarterly	90
PGIM PRISA 1	27,976,467	3,406,384	Quarterly	90
Principal Enhanced Property Fund LP	22,987,260	12,800,000	Quarterly	90
Prologis Targeted US Logistics	28,362,738	5,000,000	Quarterly	90
RREEF America REIT II, Inc.	24,096,023	14,750,000	Quarterly	45
Sentinel Real Estate Fund	28,734,371	—	Quarterly	*
Stockbridge Smart Markets Fund	29,438,221	—	Quarterly	45
Stockbridge Value Fund II	8,322,368	2,348,471	none	none
UBS Trumbull Property G&I Fund	17,018,719	27,000,000	Quarterly	60

*	Written notice required for redemption, no minimum timeline required.

9.	LINE OF CREDIT

Credit Facility – On November 23, 2016, the Fund entered into a secured, revolving line of credit agreement (“Credit Agreement”) with Credit Suisse for investment purposes, subject to the limitations of the 1940 Act for borrowings. Borrowings under the Credit Agreement bear interest at the rate of 3 month LIBOR plus 250 basis points at the time of borrowing. During the six months ended March 31, 2017, the average amount of borrowing outstanding was $43,695,652 and the total interest expense was $501,273. As of March 31, 2017, the Fund had $17,000,000 of outstanding borrowings under the Credit Agreement.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2017

10.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

The Fund completed a quarterly repurchase offer on May 10, 2017 which resulted in 2.05% of the Fund’s shares being repurchased for $13,784,596.

Approval of Investment Advisory Agreement and Sub-Advisory Agreements

Approval of Investment Advisory Agreement with Bluerock Fund Advisor, LLC

At a meeting held on November 18, 2016 (the “November Meeting”), the Board of Trustees (the “Board”) of the Total Income+ Real Estate Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), approved the renewal of the investment management agreement (the “Advisory Agreement”) between Bluerock Fund Advisor, LLC (the “Adviser”) and the Fund. Matters considered by the Trustees in connection with the Board’s renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser relating to the Advisory Agreement. With respect to the nature, extent and quality of services provided, the Board reviewed a description of the manner in which investment decisions are made for the Fund, a description of the services provided by the Adviser, including an overview of the experience of professional personnel performing services for the Fund, key risks associated with the Adviser’s management of the Fund and factors to mitigate those risks, the Adviser’s Form ADV, and a certification from the Adviser certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from violating such Codes of Ethics.

The Board considered the depth and experience of the Adviser’s personnel with responsibilities to the Fund, including noting that there has not been any significant turnover in the Adviser’s staff. The Board also considered the depth and scope of the investment services provided by the Adviser to the Fund, including with respect to the monitoring and oversight of multiple sub-advisers that manage different portions of the Fund’s investment portfolio with different objectives, the research and review associated with making investment decisions for the Fund, and general oversight of the Fund’s other service providers and operation of a compliance program. With respect to compliance, the Board considered that the Fund has retained an independent compliance consultant to ensure that the Adviser’s compliance policies and procedures are consistent with industry best practices and that the Adviser is adhering to such compliance policies and procedures.

The Board, including the Independent Trustees, concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory and reliable.

Performance. The Board considered the performance of the Fund (Class A shares, load waived) as compared to the performance of indices representing other asset classes, including bonds, equity and Public Real Estate Investment Trusts (“REITs”), represented by the Barclays U.S. Aggregate Bond Index, S&P 500 Total Return Index, and the MSCI U.S. REIT Index, respectively. The Board also considered the performance of the Fund compared to the NCREIF Fund Index-Open End Diversified Core Equity Index (“NFI-ODCE”) and a blended index reflecting the returns of a mix of Private REIT and Public REIT investments comprised of the NCREIF Property Index (“NPI”) and MSCI U.S. REIT Index weighted at 80% and 20%, respectively (the “Blended Index”). The Board noted that each of the NPI and NFI-ODCE are unmanaged indices measuring the investment returns of pools of real estate and open-end funds that invest in real estate and considered the returns of the NFI-ODCE and Blended Index on both a gross return basis and also net of expenses in an amount equal to the Fund’s expense ratio.

The Board considered that for the one year period ended September 30, 2016, the Fund outperformed the Barclays U.S. Aggregate Bond Index and NFI-ODCE (net of fees), but underperformed the S&P 500 Total Return Index, the MSCI U.S. REIT Index and the Blended Index (net of fees) for the same period. The Board considered that for the period since the Fund’s inception (October 22, 2012) to September 30, 2016, the Fund similarly outperformed the Barclays U.S. Aggregate Bond Index and the Blended Index (net of fees), but underperformed the S&P 500 Total Return Index, the MSCI U.S. REIT Index and the NFI-ODCE (net of fees).

The Board also considered that the Adviser factors risk management into its management of the Fund’s portfolio and considered additional portfolio statistics for the Fund as a measure of the Adviser’s performance. The Board considered the Fund’s Sharpe Ratio as compared to a selection of similarly structured closed-end interval funds with comparable investment objectives to that of the Fund (the “Peer Group”), and found that for the year to date and one year period ended September 30, 2016, the Fund’s Sharpe Ratio was higher than the Peer Group, reflecting that the Fund is delivering returns at considerably lower risk levels than its competitors. Based on the information provided, the Board concluded that the performance was satisfactory and that the Adviser was meeting its investment objectives and could be expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses. As to the costs of the services provided by the Adviser, the Board considered a comparison of the Fund’s advisory fee and overall expenses (Class A shares) to the Peer Group. The Board considered that the Fund’s advisory fee of 1.50% was above the mean and equal to the highest in the Peer Group, but was within the range of the comparable funds in the Peer Group.

The Board also considered the net expense ratio of the Fund, noting that the Adviser had agreed to reimburse expenses and acquired fund fees to limit net annual operating expenses to 1.91%, 2.66% and 1.66% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the average net assets attributable to Class A, Class C, and Class I shares of the Fund, respectively. The Board considered that the Fund net expense ratio (Class A shares) was higher than the mean of the Peer Group, but not the highest. The Board considered the significant skill and expertise provided by the adviser & sub-advisers, and agreed that it warranted a premium. In light of these factors, the Board concluded that the advisory fee was reasonable.

Profitability. The Board also considered the profitability of the Adviser and whether such profits are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by the Adviser for the year ended June 30, 2016. The Board noted the Adviser realized a reasonable profit in connection with its relationship with the Fund and the Board agreed that given the labor intensive nature of the Fund’s strategy, the Adviser’s net profits both in terms of dollar amount and as a percentage of the advisory fee was reasonable and not excessive.

Economies of Scale. The Board considered the current and projected asset levels, and economies realized in the Fund’s total expense and agreed that the lack of breakpoint was appropriate at this time. The Board noted the Adviser’s willingness to discuss the matter as assets continue to increase, and agreed to revisit whether economies of scale exist in the future.

Conclusion. The Trustees, having requested and received such information from the Adviser as they believed reasonably necessary to evaluate the terms of the Advisory Agreement, and assisted by the advice of independent counsel, determined that continuation of the Advisory Agreement for an additional one-year term is in the best interests of the Fund and its shareholders. In considering the Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances. Further, each trustee may have afforded a different weight to different factors.

Consideration and Approval of the Sub-Advisory Agreement with Mercer

At the November Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between Mercer Investment Management, Inc. (the “Sub-Adviser”) and the Adviser, with respect to the Fund. In connection with the Board’s consideration of the Sub-Advisory Agreement, the Sub-Adviser provided the Board with written materials. Matters considered by the Board in connection with its renewal of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Sub-Adviser related to the Sub-Advisory Agreement with the Adviser. The Board considered the role of the Sub-Adviser with respect to the Fund, noting that the Sub-Adviser’s principal responsibilities are to assist the Adviser in recommending and establishing the Fund’s portfolio of Private REITs and other non-traded securities.

The Board considered that these responsibilities include assisting the Adviser in determining the Fund’s target investment allocations and performing research on and selecting appropriate investments for the Fund. In this regard, the Board considered that the Sub-Adviser’s services are primarily consultative in nature and the Sub-Adviser does not maintain responsibility with respect to the Fund’s adherence to its investment objective or operations. The Board considered the depth of research performed by the Sub-Adviser, noting that the Sub-Adviser represents that its research process includes visits to underlying investment managers and degrees of statistical analysis. The Board also considered the quality of communication between the Adviser and Sub-Adviser, noting that the Adviser meets with the Sub-Adviser on a frequent basis, including in-person quarterly meetings, periodic calls and daily communication. The Board also took into consideration that the Fund’s management team has reported that its relationship with the Sub-Adviser is positive and operating effectively. The Board also took into consideration that the Sub-Adviser recently underwent a routine regulatory examination and no deficiencies were noted.

The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Sub-Adviser to the Adviser and the Fund was satisfactory and reliable.

Performance. The Board considered that the Sub-Adviser’s function is to provide consultative services to the Adviser, and the Sub-Adviser does not approve or make investment decisions for the Fund. The Board considered that the Fund’s overall performance is one indicator of Sub-Adviser performance. The Board considered its prior deliberations relating to the Fund’s performance in its review of the Adviser, noting that the Fund has performed well against its benchmark indices and as compared to other asset classes on an absolute and risk-adjusted basis and the Board’s conclusion that the Adviser’s performance was satisfactory, and in line with the expectations of the Board and Adviser.

Fees and Expenses. The Board considered the Sub-Adviser’s fees for its services, noting that the Adviser and Sub-Adviser have agreed to a tiered fee schedule providing for breakpoints at various levels. The Board reviewed the Sub-Adviser’s fee schedule, noting that the sub-advisory fee at current asset levels is 0.20% of the Fund’s average daily net assets up to $250 million in assets and 0.17% thereafter. The Board noted that recent fund asset growth has provided the realignment at an additional breakpoint. The Board considered the quantity and quality of the research and reporting generated by the Sub-Adviser and the Sub-Adviser’s rates for the provision of such services (noting that the Sub-Adviser does not provide similar sub-advisory services for any other account) and concluded that, the sub-advisory fees were acceptable.

Economies of Scale. The Board discussed whether economies of scale have been achieved with respect to the management of the Fund under the Sub-Advisory Agreement and whether there is potential for realization of any further economies of scale. The Board considered that the Sub-Adviser has agreed to breakpoints in its fee above certain asset levels beginning with $250 million in assets under management and concluded that at current and expected future asset levels, the Sub-Adviser’s fee structure remained appropriate.

Profitability. The Board also considered the profitability of the Sub-Adviser. The Board noted that the Sub-Adviser does not provide similar sub-advisory services for any other account and is generally compensated on a per-investment basis with respect to the monitoring and reporting that it performs. The Board considered the expenses of the Sub-Adviser with respect to the Fund, and compared it to the fees paid to the Sub-Adviser during the period, and found that the Sub-Adviser reported a nominal profit. The Board concluded that the Sub-Adviser’s profitability appeared reasonable.

Conclusion. The Board, having requested and received such information from the Sub-Adviser as the Independent Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, that continuation of the Sub-Advisory Agreement between the Adviser and Sub-Adviser for an additional one-year term is in the best interests of the Fund and its shareholders. The Board noted that in considering the Sub-Advisory Agreement, it did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances. Further, it noted that each trustee may have afforded a different weight to different factors.

NOTICE OF PRIVACY POLICY & PRACTICES

PRIVACY notice

Rev. Aug. 2012

FACTS	WHAT DOES THE TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Total Income+ Real Estate Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-754-7930

Who we are
Who is providing this notice?	Total Income+ Real Estate Fund
What we do
How does Total Income+ Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Total Income+ Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Total Income+ Real Estate Fund doesn’t jointly market.

Investment Adviser
Bluerock Fund Advisor, LLC
712 Fifth Avenue, 9th Floor
New York, NY 10019

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-459-1059 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-459-1059.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Total Income+ Real Estate Fund

By (Signature and Title)

s/ Jordan Ruddy

Jordan B. Ruddy, President

Date: May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

s/ Jordan Ruddy

Jordan B. Ruddy, President

Date May 30, 2017

By (Signature and Title)

/s/ Patrick Kendall

Patrick Kendall, Treasurer

Date May 30, 2017